                           U.S. GLOBAL ACCOLADE FUNDS

                         SUPPLEMENT DATED APRIL 26, 2007
       TO THE STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 2007

The statement of additional information is hereby supplemented to reflect as follows:
PAGE 42 PARAGRAPH 4, TRANSFER AGENCY AGREEMENT
The transfer agency agreement with the Trust provides that the funds pay to United Shareholder Services, Inc. (USSI) the following annual fee:

An annual fee of $10,000 per fund and $15.00 per account.

In addition, the funds will bear transaction-related expenses, other miscellaneous expenses and out-of- pocket expenses.

                           U.S. GLOBAL ACCOLADE FUNDS

                         SUPPLEMENT DATED APRIL 26, 2007
                    TO THE PROSPECTUS DATED FEBRUARY 28, 2007

The prospectus is hereby supplemented to reflect as follows:

PAGE 10, ANNUAL FUND OPERATING EXPENSES - INDIRECT FEES

Fund operating expenses are paid out of the fund's assets and are reflected in the fund's share price and dividends. These costs are paid indirectly by shareholders. "Other Expenses" include fund expenses such as custodian, accounting, and transfer agent fees.

The figures below show operating expenses as a percentage of each fund's respective net assets during the fiscal year ended October 31, 2006.

Emerging Markets Funds

                                                                        GLOBAL
                                                        EASTERN         EMERGING
                                                        EUROPEAN        MARKETS
                                                        FUND            FUND
Management fees ................................        1.25%           1.38%
Distribution (12b-1) fees ......................        0.23%           0.25%
Other expenses .................................        0.51%           1.57%
                                                        ----            ----
Total annual fund operating expenses ...........        1.99%           3.20%(5)


Equity Funds

                                                      HOLMES GROWTH   MEGATRENDS
                                                      FUND            FUND

Management fees ....................................  1.00%           1.00%
Distribution (12b-1) fees ..........................  0.10%           0.25%
Other expenses .....................................  0.64%           1.36%
                                                      ----            ----
Total annual fund operating expenses ...............  1.74%           2.61%


(1)  Does not apply to exchanges.

(2) $6.00 per quarter for account balances less than $5,000 on the last business day of the quarter. (See "Account Minimums" section on page 27 for exemptions and other pertinent information).

(3) These fees are applied to the amount of the redemption. A first in, first out methodology is used to determine whether this fee applies to shares subject to a redemption request. The shares include reinvested dividends. These fees do not apply to certain shareholders participating in omnibus accounts. (See "Short-Term Trading Fee" section on page 27 for pertinent information.)

(4) Other expenses have been restated to reflect that transfer agent fees have been restated to assume that the fee agreement that went into effect on April 1, 2007, was in effect for the fiscal year ended October 31, 2006.

(5) Does not include expenses reimbursed by the Advisor or fees rebated by the Subadviser in the fiscal year ended October 31, 2006, that reduced net fund expenses to 2.00%. The Adviser has contractually limited total fund operating expenses to not exceed 2.50% for the Global Emerging Markets Fund on an annualized basis through February 28, 2008, and until such later date as the Adviser determines.

Example of Effect of the Funds' Operating Expenses

This hypothetical example is intended to help you compare the cost of investing in this fund with the cost of investing in other mutual funds. The example assumes that:

o    You invest $10,000.

o    Your investment has a 5% annual return.

o    The fund's operating expenses remain the same.

o    All dividends and distributions are reinvested.

Although your actual expenses may be higher or lower, based on these assumptions, you would pay the following expenses if you redeemed all of your shares at the end of the periods shown:



                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS

Eastern European Fund ..............     $  212    $  634    $1,083    $2,327
Global Emerging Markets Fund* ......        263       921     1,604     3,424
Holmes Growth Fund .................        187       558       954     2,062
MegaTrends Fund ....................        274       821     1,395     2,954

You would pay the following expenses if you did not redeem your shares:



                                         1 YEAR   3 YEARS   5 YEARS    10 YEARS

Eastern European Fund ..............     $  202    $  624    $1,073    $2,317
Global Emerging Markets Fund* ......        253       911     1,594     3,414
Holmes Growth Fund .................        177       548       944     2,052
MegaTrends Fund ....................        264       811     1,385     2,944



Actual annual returns and fund operating expenses may be greater or less than those provided for in the assumptions.

*The example for Global Emerging Markets Fund reflects that fund operating expenses have been adjusted to reflect the completion of the amortization of the initial organization expense. The example also reflects the Adviser's undertaking to limit the expenses of the fund through February 28, 2008.